                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 1999 included in Security Associates International, Inc. Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                                    /s/ Arthur Andersen LLP
                                                    ----------------------------
                                                    Arthur Andersen LLP

Chicago, Illinois
September 22, 1999